US SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8 - K

                                 CURRENT REPORT

  1.     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 8, 2002


                          MEASUREMENT SPECIALTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEW  JERSEY                     1-11906                22-2378738
-------------------------------  ------------------------  ---------------------
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)



                80 LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY 07004
--------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  (973) 808-1819
                           ---------------------------
                           (ISSUER'S TELEPHONE NUMBER)


    (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                     REPORT)


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ITEM 5.  OTHER EVENTS

On January 8, 2002, Measurement Specialties, Inc. announced that Mort Topfer joined the Company's Board of Directors and purchased 314,081 shares of Measurement Specialties Common Stock. The press release is attached as Exhibit 01 to this form 8-K. The stock purchase agreement is attached as Exhibit 02 to this form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 01 Measurement Specialties, Inc. press release announcing the election of Mort Topfer to the Company's Board of Directors and purchasing 314,081 shares of Measurement Specialties Common Stock.

Exhibit 02 Measurement Specialties, Inc. stock purchase agreement with Castletop Capital.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEASUREMENT SPECIALTIES, INC.
(Registrant)

                                        /s/  Kirk  J.  Dischino
                                        -----------------------
                                        Kirk  J.  Dischino
Date: January 9, 2002                   Chief Financial Officer


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